Exhibit 99.1

                                January 27, 2005

                  FROM:    Anaren, Inc.
                           6635 Kirkville Road
                           East Syracuse, NY 13057

                  CONTACT: Lawrence A. Sala, President/CEO
                           Joseph E. Porcello, VP of Finance
                           315-432-8909

                       Anaren Reports 2nd QUARTER results

      Syracuse, NY - Anaren, Inc. (NASDAQ: ANEN) today reported net sales from continuing operations for the second quarter ended December 31, 2004 were $23.6 million, up 21% from the second quarter of fiscal year 2004, and down 5% sequentially from the first quarter of fiscal 2005.

      Net income for the second quarter was $981,000, or $0.05 per diluted share, including $849,000 of one-time consolidation charges equal to $0.03 per diluted share after taxes. This compares to net income of $1.3 million, or $0.06 per diluted share for the second quarter of last year, which included a loss of $0.02 per share from discontinued operations, and $2.0 million, or $0.10 per diluted share for the first quarter of fiscal 2005. The effective tax rate for the second quarter of fiscal 2005 was 9.4%, which compares to 31.9% in the second quarter of fiscal 2004 and 27.0% in the first quarter of fiscal 2005.

      Operating income for the second quarter was $913,000, or 4% of net sales, down $1.0 million or 53% from the second quarter of last year, and down $1.5 million, or 61% sequentially from the first quarter of fiscal 2005. Operating income for the quarter included one-time consolidation charges of $849,000, or 3.6% of net sales, for restructuring, moving and material obsolescence charges associated with the previously announced consolidation of the RF Power and Amitron subsidiaries. The RF Power Bohemia, NY facility was closed in December and both entities now operate at the Company's Salem, NH facility under the new name Anaren Ceramics, Inc.

      Adjusted income from continuing operations before the $849,000 consolidation charges for the second quarter was $1.6 million, or $0.08 per diluted share compared to income from continuing operations of $1.6 million, or $0.08 per diluted share in the second quarter of fiscal 2004, and $2.0 million, or $0.10 per diluted share in the first quarter of fiscal 2005.

      Mr. Lawrence A. Sala said, "the relatively weak wireless demand and product mix reported in October continued throughout the second quarter. Wireless infrastructure demand visibility remains limited. However, Space and Defense new orders for the second quarter and fiscal year to date have significantly exceeded shipments for the comparable periods. We continue to experience a consistent flow of new opportunities in both business segments."

      For the six months ended December 31, 2004, net sales were $48.6 million, up 28% from net sales of $37.9 million for the first six months of fiscal 2004. Income from continuing operations for the first six months of fiscal 2005 was $3.0 million, or $0.15 per diluted share compared to $2.8 million, or $0.13 per diluted share for the first six months of last year. Net income for the first six months of fiscal 2005 was $3.0 million, or $0.15 per diluted share compared to $3.0 million, or $0.14 per diluted share for the first six months of last year.

Balance Sheet

      Cash, cash equivalents and marketable debt and equity securities at December 31, 2004 were $104 million. In the second quarter, the Company generated $4.0 million in cash from operations as a result of $1.0 million in net income and a $3.1 million decrease in customer and other receivables from September 30, 2004. The Company did not repurchase any shares of its common stock during the quarter.

Wireless Group

      Wireless Group net sales from continuing operations for the quarter were $16.0 million, up 23% from the second quarter of fiscal year 2004, and down 10% sequentially from the first quarter of fiscal 2005. During the quarter, shipments of custom assembly products continued to grow as a percentage of total Wireless group net sales. New product introductions for the quarter included a dual frequency balun for WLAN applications and several miniature and high power Xinger II products for infrastructure amplifier and transceiver applications.

Space and Defense Group

      Space and Defense Group net sales for the quarter were $7.6 million, up 16% from the second quarter of fiscal 2004, and up 7% sequentially from the first quarter. New orders for the quarter totaled $13.1 million and included contracts for jamming subsystems, passive ranging subsystems and new missile receiver assemblies, resulting in a book to bill ratio of 1.7 to 1.0. Space and Defense backlog at December 31, 2004 was $42.6 million, up 15% from $37.1 million at June 30, 2004.

Subsidiary Consolidation and Facility Closure

The closure of RF Power's Bohemia, NY facility and the transition of that operation to the Anaren Ceramic facility in Salem, NH was completed during the second quarter. As a result of the facility closure and consolidation, the Company recognized one-time restructuring expenses of $458,000 for severance and outplacement services, $91,000 for lease cancellation and closure charges, and $300,000 for inventory write-downs. Additionally, the Company expects to incur further one-time expenses totaling approximately $150,000 in the third quarter related to the consolidation.

Outlook

      Given the current limited Wireless demand visibility and the increased Space and Defense order backlog, we expect net sales to be in the range of $21.0
- $23.0 million and diluted earnings per diluted share to be in the range of $0.07 - $0.09 for the third quarter of fiscal 2005.

Forward-Looking Statements

      The statements contained in this news release which are not historical information are "forward-looking statements". These, and other forward-looking statements, are subject to business and economic risks and uncertainties that could cause actual results to differ materially from those discussed. The risks and uncertainties described below are not the only risks and uncertainties facing our Company. Additional risks and uncertainties not presently known to us or that are currently deemed immaterial may also impair our business operations. If any of the following risks actually occur, our business could be adversely affected, and the trading price of our common stock could decline, and you may lose all or part of your investment. Such known factors include, but are not limited to: the Company's ability to timely ramp up to meet some of our customers' increased demands; unanticipated delays and/or difficulties consolidating the Company's RF Power and Amitron subsidiaries into the Company's newly acquired Salem, NH facility; increased pricing pressure from our customers; decreased capital expenditures by wireless service providers; the possibility that the Company may be unable to successfully execute its business strategies or achieve its operating objectives, generate revenue growth or achieve profitability expectations; successfully securing new design wins from our OEM customers, reliance on a limited number of key component suppliers, unpredictable difficulties or delays in the development of new products; order cancellations or extended postponements; the risks associated with any technological shifts away from the Company's technologies and core competencies; unanticipated impairments of assets including investment values and goodwill; diversion of defense spending away from the Company's products and or technologies due to on-going military operations; and litigation involving antitrust, intellectual property, environmental, product warranty, product liability, and other issues. You are encouraged to review Anaren's 2004 Annual Report, Anaren's Form 10-K for the fiscal year ended June 30, 2004 and Anaren's Form 10-Q for the three months ended December 31, 2004 and exhibits to those Reports filed with the Securities and Exchange Commission to learn more about the various risks and uncertainties facing Anaren's business and their potential impact on Anaren's revenue, earnings and stock price. Unless required by law, Anaren disclaims any obligation to update or revise any forward-looking statement.

Conference Call

      Anaren will host a live teleconference, open to the public, on the Anaren Investor Info, Live Webcast Web Site (http://www.anaren.com) and ccbn.com at http://www.streetevents.com on Thursday, January 27, 2005 at 5:00 p.m. EDT. A replay of the conference call will be available at 8:00 p.m. (EDT) beginning January 27, 2005 through midnight January 31, 2005. To listen to the replay, interested parties may dial in the U.S. at 1-888-203-1112 and international at 1-719-457-0820. The access code is 254661. If you are unable to access the Live Webcast, the dial in number for the U.S. is 1-800-946-0785 and International is 1-719-457-2661.

Company Background

      Anaren designs, manufactures and sells complex microwave signal distribution networks and components for the wireless communications, satellite communications and defense electronics markets. For more information on Anaren's products, visit our Web site at www.anaren.com.

                          Anaren, Inc. and Subsidiaries
                   Consolidated Condensed Statements of Income
                                   (Unaudited)

                                                     Three Months Ended
                                       Dec. 31, 2004   Dec. 31, 2003  Sept. 30, 2004
                                       -------------   -------------  --------------

Net sales                               $23,650,022     $19,593,930     $24,907,357

Cost of sales                            16,888,850      12,952,703      17,016,539
                                        -----------     -----------     -----------
Gross profit                              6,761,172       6,641,227       7,890,818
                                        -----------     -----------     -----------

Operating expenses:
   Marketing                              1,860,973       1,681,384       1,776,645
   Research and development               1,387,105       1,133,246       1,645,077
   General and administrative             2,141,752       1,863,784       2,102,184
   Restructuring                            458,335              --              --
                                        -----------     -----------     -----------
     Total operating expenses             5,848,165       4,678,414       5,523,906
                                        -----------     -----------     -----------

Operating income                            913,007       1,962,813       2,366,912
                                        -----------     -----------     -----------

Other income (expense):
   Other, primarily interest income         179,714         375,735         353,057
   Interest expense                          (9,837)         (1,550)         (5,805)
                                        -----------     -----------     -----------
     Total other income, net                169,877         374,185         347,252
                                        -----------     -----------     -----------

Income from continuing operations
   before income taxes                    1,082,884       2,336,998       2,714,164
Income taxes                                102,000         746,000         733,000
                                        -----------     -----------     -----------
Income from continuing operations           980,884       1,590,998       1,981,164
Discontinued operations:
   Income (loss) from discontinued
   operations of Anaren Europe                   --        (335,053)             --
                                        -----------     -----------     -----------

   Net Income                              $980,884      $1,255,945      $1,981,164

Basic earnings per share:
   Income from continuing operations          $0.05           $0.08           $0.10
   Income (loss) from discontinued
     operations                                  --           (0.02)             --
                                        -----------     -----------     -----------
   Net income                                 $0.05           $0.06           $0.10
                                        ===========     ===========     ===========

Diluted earnings per share:
   Income from continuing operations          $0.05           $0.07           $0.10
   Income (loss) from discontinued
     operations                                  --           (0.01)             --
                                        -----------     -----------     -----------
   Net income                           $      0.05     $      0.06     $      0.10
                                        ===========     ===========     ===========

Shares used in computing net
  income per share:
     Basic                               19,580,182      21,123,035      20,144,447
                                        ===========     ===========     ===========
     Diluted                             20,167,087      21,887,468      20,678,163
                                        ===========     ===========     ===========

                          Anaren, Inc. and Subsidiaries
                   Consolidated Condensed Statements of Income
                                   (Unaudited)

                                                   Three Months Ended
                                    Dec. 31, 2004  Dec. 31, 2003  Sept. 30, 2004
                                    -------------  -------------  --------------

Net sales                               100.0%          100.0%         100.0%

Cost of sales                            71.4%           66.1%          68.3%
                                        -----           -----          -----
Gross profit                             28.6%           33.9%          31.7%
                                        -----           -----          -----

Operating expenses:
   Marketing                              7.9%            8.6%           7.1%
   Research and development               5.9%            5.8%           6.6%
   General and administrative             9.0%            9.5%           8.5%
   Restructuring                          1.9%            0.0%           0.0%
                                        -----           -----          -----
     Total operating expenses            24.7%           23.9%          22.2%
                                        -----           -----          -----

Operating income                          3.9%           10.0%           9.5%
                                        -----           -----          -----

Other income (expense):
   Other, primarily interest income       0.7%            1.9%           1.4%
   Interest expense                       0.0%            0.0%           0.0%
                                        -----           -----          -----
     Total other income, net              0.7%            1.9%           1.4%
                                        -----           -----          -----

Income from continuing operations
   before income taxes                    4.6%           11.9%          10.9%
Income taxes                              0.4%            3.8%           2.9%
                                        -----           -----          -----
Income from continuing operations         4.2%            8.1%           8.0%
Discontinued operations:
   Income (loss) from discontinued
   operations of Anaren Europe            0.0%           (1.7%)          0.0%
                                        -----           -----          -----

Net income                                4.2%            6.4%           8.0%
                                        =====           =====          =====

                          Anaren, Inc. and Subsidiaries
                   Consolidated Condensed Statements of Income
                                   (Unaudited)

                                                          Three Months Ended             Six Months Ended
                                                   Dec. 31, 2004   Dec. 31, 2003   Dec. 31, 2004   Dec. 31, 2003
                                                   -------------   -------------   -------------   -------------

Net Sales                                           $23,650,022     $19,593,930     $48,557,379     $37,864,603

Cost of sales                                        16,888,850      12,952,703      33,905,389      25,264,481
                                                    -----------     -----------     -----------     -----------
Gross profit                                          6,761,172       6,641,227      14,651,990      12,600,122
                                                    -----------     -----------     -----------     -----------

Operating expenses:
   Marketing                                          1,860,973       1,681,384       3,637,618       3,266,850
   Research and development                           1,387,105       1,133,246       3,032,182       2,555,028
   General and administrative                         2,141,752       1,863,784       4,243,936       3,702,183
   Restructuring                                        458,335            --           458,335            --
                                                    -----------     -----------     -----------     -----------
     Total operating expenses                         5,848,165       4,678,414      11,372,071       9,524,061
                                                    -----------     -----------     -----------     -----------

Operating income                                        913,007       1,962,813       3,279,919       3,076,061
                                                    -----------     -----------     -----------     -----------

Other income (expense):
   Other, primarily interest income                     179,714         375,735         532,771         843,711
   Interest expense                                      (9,837)         (1,550)        (15,642)         (4,522)
                                                    -----------     -----------     -----------     -----------
     Total other income (expense), net                  169,877         374,185         517,129         839,189
                                                    -----------     -----------     -----------     -----------

Income from continuing operations
  before income taxes                                 1,082,884       2,336,998       3,797,048       3,915,250
Income taxes                                            102,000         746,000         835,000       1,127,000
                                                    -----------     -----------     -----------     -----------
Income from continuing operations                       980,884       1,590,998       2,962,048       2,788,250
                                                    -----------     -----------     -----------     -----------
Discontinued operations:
  Income (loss) from discontinued
   operations                                              --          (335,053)           --        (1,548,398)
  Income tax benefit                                       --              --              --        (1,800,000)
                                                    -----------     -----------     -----------     -----------
   Net income (loss) from discontinued
    operations                                             --          (335,053)           --           251,602
                                                    -----------     -----------     -----------     -----------

   Net income                                          $980,884      $1,255,945      $2,962,048      $3,039,852
                                                    ===========     ===========     ===========     ===========

Basic earnings per share:
   Income from continuing operations                $      0.05     $      0.08     $      0.15     $      0.13
   Income (loss) from discontinued operations              --             (0.02)           --              0.01
                                                    -----------     -----------     -----------     -----------
   Net income                                             $0.05           $0.06           $0.15           $0.14
                                                    ===========     ===========     ===========     ===========

Diluted earnings per share:
   Income from continuing operations                $      0.05     $      0.07     $      0.15     $      0.13
   Income (loss) from discontinued operations              --             (0.01)           --              0.01
                                                    -----------     -----------     -----------     -----------
   Net income                                       $      0.05     $      0.06     $      0.15     $      0.14
                                                    ===========     ===========     ===========     ===========

Shares used in computing net earnings Per share:
     Basic                                           19,580,182      21,123,035      19,862,314      21,440,385
                                                    ===========     ===========     ===========     ===========
     Diluted                                         20,167,087      21,887,468      20,422,625      22,120,197
                                                    ===========     ===========     ===========     ===========

                          Anaren, Inc. and Subsidiaries
                   Consolidated Condensed Statements of Income
                                   (Unaudited)

                                                  Three Months Ended             Six Months Ended
                                          Dec. 31, 2004   Dec. 31, 2003   Dec. 31, 2004   Dec. 31, 2003
                                          -------------   -------------   -------------   -------------

Net Sales                                     100.0%          100.0%          100.0%          100.0%

Cost of sales                                  71.4%           66.1%           69.8%           66.7%
                                              -----           -----           -----           -----
Gross profit                                   28.6%           33.9%           30.2%           33.3%
                                              -----           -----           -----           -----

Operating expenses:
   Marketing                                    7.9%            8.6%            7.5%            8.6%
   Research and development                     5.9%            5.8%            6.3%            6.8%
   General and administrative                   9.0%            9.5%            8.7%            9.8%
   Restructuring                                1.9%            0.0%            0.9%            0.0%
                                              -----           -----           -----           -----
     Total operating expenses                  24.7%           23.9%           23.4%           25.2%
                                              -----           -----           -----           -----

Operating income (loss)                         3.9%           10.0%            6.8%            8.1%
                                              -----           -----           -----           -----

Other income (expense):
   Other, primarily interest income             0.7%            1.9%            1.0%            2.2%
   Interest expense                             0.0%            0.0%            0.0%            0.0%
                                              -----           -----           -----           -----
     Total other income (expense), net          0.7%            1.9%            1.0%            2.2%
                                               -----           -----           -----           -----

Income from continuing operations
   before income taxes                          4.6%           11.9%            7.8%           10.3%
Income taxes                                    0.4%            3.8%            1.7%            3.0%
                                              -----           -----           -----           -----
Income from continuing operations               4.2%            8.1%            6.1%            7.3%
                                              -----           -----           -----           -----
Discontinued operations:
  Income (loss) from discontinued
   operations of Anaren Europe                  0.0%           (1.7%)           0.0%           (4.1%)
  Income tax benefit                            0.0%            0.0%            0.0%           (4.8%)
                                              -----           -----           -----           -----
     Net income (loss) from
     discontinued operations                    0.0%           (1.7%)           0.0%            0.7%
                                              -----           -----           -----           -----

   Net income                                   4.2%            6.4%            6.1%            8.0%
                                              =====           =====           =====           =====

                          Anaren, Inc. and Subsidiaries
                      Consolidated Condensed Balance Sheet
                                   (Unaudited)

                                            December 31, 2004   June 30, 2004
                                            -----------------   -------------
Assets:
Cash, cash equivalents and
  short-term investments                        $72,961,244      $85,341,896
Accounts receivable, net                         12,967,049       13,812,853
Other receivables                                   885,081        1,040,838
Inventories                                      18,958,510       16,608,055
Other current assets                              2,168,435        2,263,477
                                               ------------     ------------
     Total current assets                       107,940,319      119,067,119

Net property, plant and equipment                25,942,384       21,342,554
Marketable debt and equity securities            30,904,428       35,113,068
Goodwill                                         30,715,861       30,715,861
Other intangibles                                   839,676        1,243,886
                                               ------------     ------------
Total assets                                   $196,342,668     $207,482,488
                                               ============     ============

Liabilities and stockholders' equity

Liabilities:

Accounts payable                                 $4,982,021        7,198,252
Accrued expenses                                  2,238,456        3,092,370
Customer advance payments                           274,070          411,486
Other liabilities                                 1,973,103        1,627,679
                                               ------------     ------------
     Total current liabilities                    9,467,650       12,329,787

Other non-current liabilities                     4,882,896        4,788,433
                                               ------------     ------------
     Total liabilities                           14,350,546       17,118,220

Stockholders' equity:
Retained earnings                                54,209,319       51,247,271
Common stock and additional paid-in capital     171,492,027      171,329,299
Accumulated comprehensive income                    167,587           41,110
   Less cost of treasury stock                  (43,876,811)     (32,253,412)
                                               ------------     ------------
     Total stockholders' equity                 181,992,122      190,364,268
                                               ------------     ------------

Total liabilities and stockholders' equity     $196,342,668     $207,482,488
                                               ============     ============

                          Anaren, Inc. and Subsidiaries
                 Consolidated Condensed Statements of Cash Flows
                                   (Unaudited)

                                                              Six Months     Three Months    Three Months
                                                                Ended            Ended           Ended
                                                            Dec. 31, 2004    Dec. 31, 2004  Sept. 30, 2004
Cash flows from operating activities:
     Net income                                               $2,962,048        $980,884      $1,981,164
     Net income (loss) from discontinued operations                   --              --              --
                                                             -----------     -----------      ----------
     Net income from continuing operations                     2,962,048         980,884       1,981,164

Adjustments to reconcile net income to net cash provided by operating activities:

     Depreciation and amortization of plant and equipment      2,502,172       1,249,505       1,252,667
     Amortization of intangibles (includes patents)              404,210          83,218         320,992
     Provision for doubtful accounts                              25,508          31,249          (5,741)
     Deferred income taxes (long & short term)                    72,000          (1,300)         73,300
     Unearned compensation                                       113,143          41,593          71,550
     Receivables                                                 820,296       2,881,634      (2,061,338)
     Inventories                                              (2,350,455)       (726,909)     (1,623,546)
     Accounts payable                                         (2,216,230)     (1,263,593)     (1,002,388)
     Other assets and liabilities                                197,464         765,990        (518,775)
                                                             -----------     -----------      ----------
     Net cash provided by continuing operations                2,530,156       4,042,271      (1,512,115)
                                                             -----------     -----------      ----------
     Net cash used for discontinued operations                        --              --              --
                                                             -----------     -----------      ----------
     Net cash provided by operating activities                 2,530,156       4,042,271      (1,512,115)
                                                             -----------     -----------      ----------

Cash flows from investing activities:
     Capital expenditures                                     (7,329,399)     (1,723,096)     (5,606,303)
     Proceeds from sales of common stock investments           2,746,130       2,452,200         293,930
     Net maturities (purchases) of marketable debt and
       equity securities                                       1,895,357        (608,564)      2,503,921
                                                             -----------     -----------      ----------
     Net cash (used in) provided by investing activities
       from continuing operations                             (2,687,912)        120,540      (2,808,452)
                                                             -----------     -----------      ----------
     Net cash provided by investing activities from
       discontinued operations                                        --              --              --
                                                             -----------     -----------      ----------
     Net cash (used in) provided by investing activities      (2,687,912)        120,540      (2,808,452)
                                                             -----------     -----------      ----------

Cash flows from financing activities:
     Proceeds from stock options exercised                        49,584          20,942          28,642
     Purchase of treasury stock                              (11,623,399)             --     (11,623,399)
                                                             -----------     -----------      ----------
     Net cash (used in) provided by financing activities     (11,573,815)         20,942     (11,594,757)
                                                             -----------     -----------      ----------

     Effect of exchange rates                                       (658)         (1,620)            962

     Net increase (decrease) in cash and cash equivalents    (11,732,229)      4,182,133     (15,914,362)

Cash and cash equivalents at beginning of period              23,303,263       7,388,901      23,303,263
                                                             -----------     -----------      ----------
Cash and cash equivalents at end of period                   $11,571,034     $11,571,034      $7,388,901
                                                             ===========     ===========      ==========